                                                                   Exhibit 99.1



                          HEALTHCARE ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                              Financial Statements

        For the period from April 25, 2005 (inception) to April 30, 2005 For the period from April 25, 2005 (inception) to August 3, 2005



                                    CONTENTS



Report of Independent Registered Public Accounting Firm.....................F-1

Audited Financial Statements

Balance Sheets..............................................................F-2
Statements of Operations....................................................F-3
Statements of Stockholders' Equity..........................................F-4
Statements of Cash Flows....................................................F-5
Notes to Financial Statements.......................................F-6 to F-11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Stockholders
Healthcare Acquisition Corp.

We have audited the accompanying balance sheets of Healthcare Acquisition Corp. (a corporation in the development stage) as of August 3, 2005 and April 30, 2005, and the related statements of operations, stockholders' equity, and cash flows for the periods from April 25, 2005 (inception) to August 3, 2005 and April 25, 2005 (inception) to April 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Healthcare Acquisition Corp. (a corporation in the development stage) as of August 3, 2005 and April 30, 2005, and the results of its operations and its cash flows for the periods from April 25, 2005 (inception) to August 3, 2005 and April 25, 2005 (inception) to April 30, 2005, in conformity with accounting principles generally accepted in the United States of America.




/s/ LWBJ, LLP
West Des Moines, Iowa

August 3, 2005

                          HEALTHCARE ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                                 Balance Sheets


                                                                           AUGUST 3, 2005    APRIL 30, 2005
                                                                           --------------    --------------
Assets
Current assets:
     Cash                                                                    $  1,993,421     $    140,000
     Cash held in Trust Fund                                                   64,980,000               --
     Prepaid expense                                                               90,000               --
                                                                             ------------     ------------
Total current assets                                                           67,063,421          140,000

Other assets:
     Deferred offering costs                                                           --          113,253
                                                                             ------------     ------------
Total assets                                                                 $ 67,063,421     $    253,253
                                                                             ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                                        $     15,000     $         --
     Accrued expenses                                                             411,215           55,753
     Notes payable, stockholders                                                  250,000          175,000
                                                                             ------------     ------------
Total current liabilities                                                         676,215          230,753
                                                                             ------------     ------------

Common stock, subject to possible redemption,
     1,799,100 shares, at conversion value                                     12,989,502               --
                                                                             ------------     ------------

Stockholders' equity:
     Preferred stock, $.0001par value, 1,000,000 shares authorized;
        none issued                                                                    --               --
     Common stock, $.0001 par value, 100,000,000 shares authorized;
        11,250,000 (which includes 1,799,100 subject to possible conversion)
        and 2,250,000 issued and outstanding, respectively                          1,125              150
     Additional paid-in capital                                                53,400,294           24,850
     Deficit accumulated during the development stage                              (3,715)          (2,500)
                                                                             ------------     ------------
Total stockholders' equity                                                     53,397,704           22,500
                                                                             ------------     ------------
Total liabilities and stockholders' equity                                   $ 67,063,421     $    253,253
                                                                             ============     ============


See accompanying notes.

                          HEALTHCARE ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                            Statements of Operations


                                          FOR THE PERIOD FROM   FOR THE PERIOD FROM
                                            APRIL 25, 2005        APRIL 25, 2005
                                            (INCEPTION) TO        (INCEPTION) TO
                                            AUGUST 3, 2005        APRIL 30, 2005
                                          -----------------     --------------------
Formation and operating costs                 $     3,715         $     2,500
                                              -----------         -----------

Net loss                                      $    (3,715)        $    (2,500)
                                              ===========         ===========

Weighted average shares outstanding             2,339,109           2,250,000
                                              ===========         ===========

Net loss per share                            $         -         $        -
                                              ===========         ===========


See accompanying notes.

                          HEALTHCARE ACQUISITION CORP.
                    (a corporation in the development stage)

                       Statements of Stockholders' Equity

        For the period from April 25, 2005 (inception) to April 30, 2005 and period from April 30, 2005 to August 3, 2005




                                                                                                        DEFICIT
                                                         COMMON STOCK               ADDITIONAL        ACCUMULATED
                                                     --------------------------       PAID IN          DURING THE      STOCKHOLDERS'
                                                        SHARES        AMOUNT          CAPITAL       DEVELOPMENT STAGE     EQUITY
                                                     ------------   -----------   ----------------  -----------------  -------------
Common shares issued to Initial
     Stockholders at $.0111 per share                   2,250,000   $    150       $     24,850      $         -      $     25,000

Net loss                                                        -          -                  -           (2,500)           (2,500)
                                                     ------------   --------       ------------      -----------      ------------
Balance at April 30, 2005                               2,250,000        150             24,850           (2,500)           22,500

Stock dividend - July 8, 2005                                   -         50                (50)              --                 --
Stock dividend - July 22, 2005                                  -         25                (25)              --                 --
Sale of 9,000,000 units, net of
     underwriters' discount and offering
     expenses (includes 1,799,100 shares
     subject to possible conversion)                    9,000,000        900         66,364,921               --         66,365,821
Proceeds subject to possible
     conversion of 1,799,100 shares                             -                   (12,989,502)                        (12,989,502)
Proceeds from issuance of unit options                                                      100               --                100

Net loss for period                                             -                                         (1,215)            (1,215)
                                                     ------------   --------       ------------      -----------      ------------

Balance at August 3, 2005                              11,250,000   $  1,125       $ 53,400,294      $    (3,715)     $ 53,397,704
                                                     ============   ========       ============      ===========      ============


See accompanying notes.

                          HEALTHCARE ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                            Statements of Cash Flows


                                                          FOR THE PERIOD FROM   FOR THE PERIOD FROM
                                                             APRIL 25, 2005        APRIL 25, 2005
                                                            (INCEPTION) TO        (INCEPTION) TO
                                                             AUGUST 3, 2005        APRIL 30, 2005
                                                          -------------------   -------------------
Operating activities
    Net loss                                                  $     (3,715)        $     (2,500)
    Increase in prepaid expense                                    (90,000)                  --
    Increase in accounts payable and accrued expenses               91,215                   --
                                                              ------------         ------------
Net cash used in operating activities                               (2,500)              (2,500)
                                                              ------------         ------------
INVESTING ACTIVITIES
    Cash held in Trust Fund                                    (64,980,000)                  --
                                                              ------------         ------------

FINANCING ACTIVITIES
    Gross proceeds from initial public offering                 72,000,000                   --
    Proceeds from issuance of unit option                              100                   --
    Proceeds from note payable, stockholders                       250,000              175,000
    Proceeds from sale of common stock                              25,000               25,000
    Payments made for costs of initial public offering          (5,299,179)             (57,500)
                                                              ------------         ------------
Net cash provided by financing activities                       66,975,921              142,500
                                                              ------------         ------------
Net increase in cash                                             1,993,421              140,000

Cash at beginning of period                                             --                    -
                                                              ------------         ------------
Cash at end of period                                         $  1,993,421         $    140,000
                                                              ============         ============

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
    Accrual of deferred offering costs                        $    335,000         $     55,573



See accompanying notes.

                          HEALTHCARE ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                          Notes to Financial Statements

                                 August 3, 2005


1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Healthcare Acquisition Corp. (the "Company") was incorporated in Delaware on April 25, 2005, as a blank check company whose objective is to acquire, through a merger, capital stock exchange, asset acquisition or other similar business combination, a currently unidentified operating business.

At August 3, 2005, the Company had not yet commenced any operations. All activity through August 3, 2005 relates to the Company's formation and the public offering described below. The Company has selected December 31 as its fiscal year-end. The registration statement for the Company's initial public offering ("Offering") was declared effective July 28, 2005. The Company consummated the Offering on August 3, 2005 and received net proceeds of approximately $66,460,000 (Note 2). The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with an operating domestic or international company in the healthcare industry, a "target business".

In evaluating a prospective target business, the Company will consider, among other factors, the financial condition and results of operation; growth potential; experience and skill of management; availability of additional personnel; capital requirements; competitive position; barriers to entry into other industries; stage of development of the products, processes or services; degree of current or potential market acceptance of the products, processes or services; proprietary features and degree of intellectual property or other protection of the products, processes or services; regulatory environment of the industry; and costs associated with effecting the business combination. These criteria are not intended to be exhaustive. Any evaluation relating to the merits of a particular business combination will be based, to the extent relevant, on the above factors, as well as other considerations deemed relevant by the Company in effecting a business combination consistent with its business objective.

There are no assurances the Company will be able to successfully effect a business combination. An amount of $64,980,000 or 90.3% of the gross proceeds of this offering ($7.22 per unit) are being held in an interest bearing trust account at JP Morgan Chase NY Bank maintained by Continental Stock Transfer & Trust Company ("Trust Fund") and invested in United States Treasury Bills having a maturity of one hundred eighty (180) days or less, until the earlier of (i) the consummation of the Company's first business combination or (ii) the liquidation of the Company. The placing of funds in the Trust Fund may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Fund, there is no guarantee that they will execute such agreements. The Company's officers have severally agreed that they will be personally liable to ensure that the proceeds in the Trust Fund are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for

                          HEALTHCARE ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                    Notes to Financial Statements (continued)

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

NATURE OF OPERATIONS (CONTINUED)

services rendered or contracted for or products sold to the Company. However, there can be no assurance that the officers will be able to satisfy those obligations. The remaining proceeds, not held in trust, may be used to pay for business, legal and accounting expenses, expenses which may be incurred related to the investigation and selection of a target business, and the negotiation of an agreement to acquire a target business, and for continuing general and administrative expenses.

The Company's first business combination must be with a business with a fair market value of at least 80% of the Company's net asset value at the time of acquisition. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the outstanding stock excluding, for this purpose, those persons who were stockholders prior to the Offering, vote against the business combination or request their conversion right as described below, the business combination will not be consummated. All of the Company's stockholders prior to the Offering, including all of the officers and directors of the Company ("Initial Stockholders"), have agreed to vote their 2,250,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to any business combination. After consummation of the Company's first business combination, all of these voting safeguards will no longer be applicable.

With respect to the first business combination which is approved and consummated, any Public Stockholder who voted against the business combination may demand that the Company redeem his or her shares. The per share redemption price will equal the amount in the Trust Fund as of the record date for determination of stockholders entitled to vote on the business combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek redemption of their shares in the event of a business combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Fund computed, without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the Offering (19.99% of the amount held in the Trust Fund) has been classified as common stock subject to possible conversion in the accompanying August 3, 2005 balance sheet.

The Company's Restated Certificate of Incorporation provides for mandatory liquidation of the Company, without stockholder approval, in the event that the Company does not consummate a business combination within eighteen (18) months from the date of the consummation of the Offering, or twenty-four (24) months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering discussed in Note 2.)

                          HEALTHCARE ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                    Notes to Financial Statements (continued)

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

LOSS PER COMMON SHARE

Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period.

DERIVATIVE FINANCIAL INSTRUMENTS

As described in Note 2, the Company has granted a Purchase Option to a representative of its underwriters. Based on Emerging Issues Task Force 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settle in, a Company's Own Stock, the sale of the Purchase Option was reported in permanent equity. Accordingly, there is no impact on the Company's financial position and results of operations except for $100 in proceeds received from the sale of the Purchase Option. Subsequent changes in fair value will not be recognized as long as the Purchase Option continues to be classified as an equity instrument.

The Company has determined, based on the Black-Scholes option pricing formula, the fair value of the Purchase Option at date of issuance, was $3.79 per share or approximately $852,750 total, using a risk free interest rate of 4.0%, expected life of five years and estimated volatility of 60.0%.

The volatility calculation of 60.0% is based on the 365-day average volatility of a representative sample of eight (8) healthcare companies in the information technology and services niches with market capitalizations between $200 million and $910 million ("Representative Sample"). Because the Company did not have a trading history, the Company needed to estimate the potential volatility of its common stock price, which depends on a number of factors which could not be ascertained at this time. The Company referred to the 365-day volatility of the Representative Sample because its management believed that the volatility of these representative companies was a reasonable benchmark to use in estimating the expected volatility for the Company's common stock post-business combination.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

INCOME TAXES

Deferred income taxes are provided for the differences between the basis of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company recorded a deferred income tax asset for the tax effect of net operating loss carryforwards and temporary differences aggregating to approximately $1,486 and $1,000 at August 3, 2005 and April 30, 2005, respectively. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at August 3, 2005 and April 30, 2005.

                          HEALTHCARE ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                    Notes to Financial Statements (continued)

1. NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.

RECENT ACCOUNTING PRONOUNCEMENTS

The Company does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

2. INITIAL PUBLIC OFFERING

On July 28, 2005 the Company sold 9,000,000 units ("Units") in the Offering. Each Unit consists of one share of the Company's common stock, $.0001 par value and one Redeemable Common Stock Purchase Warrant ("Warrant"). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing the later of the completion of a business combination with a target business or one (1) year from the effective date of the Offering and expiring four (4) years from the effective date of the Offering. An additional 1,350,000 Units may be issued on exercise of a 45-day option granted to the underwriters to cover any over-allotments. The Warrants will be redeemable by the Company at a price of $.01 per Warrant, upon thirty
(30) days notice after the Warrants become exercisable, only in the event that the last sales price of the common stock is at least $11.50 per share for any twenty (20) trading days within a thirty (30) trading-day period ending on the third day prior to date on which notice of redemption is given. In connection with the Offering, the Company paid the underwriter a discount of 6% of the gross proceeds of the Offering and a non-accountable expense allowance of 1% of the gross proceeds of the Offering.

3. DEFERRED OFFERING COSTS

Deferred offering costs consist principally of underwriting fees, legal fees, accounting fees, and other fees incurred through April 30, 2005 that are directly related to the Offering and that were charged to stockholders' equity upon the receipt of the capital raised.

4. NOTES PAYABLE, STOCKHOLDERS

The Company issued unsecured promissory notes to three Initial Stockholders, amounting to $250,000 and $175,000 at August 3, 2005 and April 30, 2005, respectively, who are also officers. The notes are non-interest bearing and will be repaid from the proceeds of this Offering.

5. UNIT OPTION

In connection with the Offering, the Company issued to the representative of the underwriters for $100, an option to purchase up to a total of 225,000 units, exercisable at $10 per unit ("Purchase Option"). In lieu of payment of the exercise price in cash, the holder of the Purchase Option has the right (but not the obligation) to convert any exercisable portion of the Purchase Option into units using a cashless exercise based on the difference between current market value of the units and its exercise price. The warrants issued in conjunction with these units are identical to those offered by the prospectus, except that they have an exercise price of $7.50 (125% of the exercise price of the warrants included in the Units sold in the offering). This option commences on the later of the consummation of a business combination and

                          HEALTHCARE ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                    Notes to Financial Statements (continued)

5. UNIT OPTION (CONTINUED)

one (1) year from the date of the prospectus and expiring five (5) years from the date of the prospectus. The option and the 225,000 units, the 225,000 shares of common stock and the warrants underlying such units, and the shares of common stock underlying such Warrants, were deemed compensation by the National Association of Securities Dealers ("NASD") and are therefore subject to a 180-day lock-up pursuant to Rule 2710(g)(1) of the NASD Conduct Rules. Additionally, the option may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following July 28, 2005. However, the option may be transferred to any underwriter and selected dealer participating in the offering and their bona fide officers or partners. Although the purchase option and its underlying securities have been registered under a registration statement, the option grants to holders demand and "piggy back" rights for periods of five (5) and seven (7) years, respectively, from July 28, 2005 with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. The Company will bear all fees and expenses attendant to registering the securities, other than underwriting commissions, which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances, including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of common stock at a price below its exercise price.

6. COMMITMENTS AND CONTINGENCIES

The Company presently occupies office space in two locations, provided by two affiliates of the Initial Stockholders. Such affiliates have agreed that, until the Company consummates a business combination, they will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliates $7,500 per month for such services commencing on the effective date of the Offering. The statement of operations for the period ended August 3, 2005 includes $1,215 related to this agreement. Upon completion of a business combination or liquidation, the Company will no longer be required to pay these monthly fees.

The Company has engaged a third party to act as the representative of the underwriters, on a non-exclusive basis, as its agent for the solicitation of the exercise of the Warrants. To the extent not inconsistent with the guidelines of the NASD and the rules and regulations of the Securities and Exchange Commission, the Company has agreed to pay the representative for bona fide services rendered, a commission equal to 4% of the exercise price for each Warrant exercised more than one (1) year after July 28, 2005, if the exercise was solicited by the underwriters. In addition to soliciting, either orally or in writing, the exercise of the Warrants, the representative's services may also include disseminating information, either orally or in writing, to Warrant holders about the Company or the market for its securities, and assisting in the processing of the exercise of the Warrants. No compensation will be paid to the representative upon the exercise of the Warrants if:

                          HEALTHCARE ACQUISITION CORP.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                    Notes to Financial Statements (continued)

6. COMMITMENTS AND CONTINGENCIES (CONTINUED)

         o the market price of the underlying shares of common stock is lower than the exercise price;

         o the holder of the Warrants has not confirmed in writing that the underwriters solicited the exercise;

         o   the Warrants are held in a discretionary account;

         o   the Warrants are exercised in an unsolicited transaction; or

         o the arrangement to pay the commission is not disclosed in the prospectus provided to Warrant holders at the time of exercise.

The Initial Stockholders who are holders of 2,250,000 issued and outstanding shares of common stock are entitled to registration rights pursuant to an agreement signed on the effective date of the Offering. The holders of the majority of these shares are entitled to request the Company, on up to two (2) occasions, to register these shares. The holders of the majority of these shares can elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow. In addition, these stockholders have certain "piggy-back" registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

7. PREFERRED STOCK

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences, as may be determined from time to time by the Board of Directors.

8. COMMON STOCK

On July 8, 2005, the Company's Board of Directors authorized a .333333 to 1 stock dividend. On July 22, 2005, the Company's Board of Directors authorized a ..125 to 1 stock dividend. All references in the accompanying financial statements to the number of shares of stock have been retroactively restated to reflect these transactions, assuming they occurred at the beginning of the period.